FOURTH AMENDMENT AND CONSENT

            FOURTH AMENDMENT AND CONSENT (this "Amendment"), dated as of May 31, 2001, among CD&L, INC. (f/k/a Consolidated Delivery & Logistics, Inc.), a Delaware corporation (the "Borrower"), and the financial institutions party to the Loan Agreement referred to below (the "Lenders"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Loan Agreement referred to below.

                              W I T N E S S E T H :
                               - - - - - - - - - -

            WHEREAS, the Borrower and the Lenders are parties to the Loan Agreement, dated as of January 29, 1999 (as amended, modified and/or supplemented through, but not including, the date hereof, the "Loan Agreement");

            WHEREAS, the Borrower desires to sell all of the issued and outstanding shares of stock of National Express Company, Inc., a Missouri corporation and a Wholly-Owned Subsidiary of the Borrower ("National"), to Executive Express, Inc., a Missouri corporation (the "National Purchaser"), pursuant to, and in accordance with the terms of, that certain Stock Purchase Agreement, dated as of May 31, 2001, among the Borrower, National, the National Purchaser and Charles Walch (as in effect on the date hereof, the "National Stock Purchase Agreement") (with such sale on the basis set forth above being herein called the "National Sale"); and

            WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend, and the Lenders party hereto wish to grant certain consents to the provisions of, the Loan Agreement, in each case as herein provided;

            NOW, THEREFORE, it is agreed:

            1. Notwithstanding anything to the contrary contained in Section
6.02 of the Loan Agreement, (i) the Borrower shall be permitted to consummate the National Sale pursuant to, and in accordance with the terms of, the National Stock Purchase Agreement, so long as (x) the Borrower receives as consideration in connection with the National Sale (I) a cash payment equal to at least $[941,000] (as the same may be adjusted pursuant to Sections 1.2(b) and 1.2(d)(ii) of the National Stock Purchase Agreement), (II) a promissory note issued by it from Charles Walch in an aggregate principal amount of $559,000 and promptly cancels the same upon receipt thereof and (III) the promissory installment note of the National Purchaser in an aggregate principal amount of $[1,750,000] (as reduced from time to time by repayments of principal thereunder) referred to in Section 1.2(d)(iii) of the National Stock Purchase Agreement (the "National Note") and (ii) the Borrower shall be permitted to hold the National Note and 100% of the stock of the National Purchaser owned by Charles Walch (pledged as collateral for the obligations of the National Purchaser under the National Note).

            2. The definition of "Consolidated EBITDA" appearing in Section 8.01 of the Loan Agreement is hereby amended by deleting the text "Sections 6.07 and
6.08 and any determination pursuant to clause (z) of the proviso to Section 1.05(a)(I) (and the determination of the Financial Covenant Compliance Date as used therein or elsewhere in this Agreement)" appearing in said definition and inserting the text "Sections 6.07 and 6.08 and any determination of compliance with said Sections pursuant to clause (x) of the definition of Financial Covenant Compliance Date" in lieu thereof.

            3. The definition of "Financial Covenant Compliance Date" appearing in Section 8.01 of the Loan Agreement is hereby amended by deleting the text "Sections 5, 6, 7, 8 and 9 of the Third Amendment were not effective" appearing in said definition and inserting the text "Sections 7, 8, 9, 10, 11 [and 12] of the Third Amendment were not effective" in lieu thereof.

            4. The definition of "Pro Forma Basis" appearing in Section 8.01 of the Loan Agreement is hereby amended by deleting the text "excluding calculations pursuant to Section 6.09(b) and pursuant to the definition of Financial Covenant Compliance Date" appearing in clause (ii) of said definition and inserting the text "excluding calculations of compliance with Section 6.09(b) (including pursuant to clause (x) of the definition of Financial Covenant Compliance Date) and calculations pursuant to clause (y) of the definition of Financial Covenant Compliance Date" in lieu thereof.

            5. Section 10.07(a) of the Loan Agreement is hereby amended by deleting the text "Sections 6.07 and 6.08" appearing in said Section and inserting the text "Sections 6.07 and 6.08 and any determination of compliance with said Sections pursuant to clause (x) of the definition of Financial Covenant Compliance Date" in lieu thereof.

            6. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Loan Agreement or any other Loan Document.

            7. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Lenders.

            8. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

            9. This Amendment shall become effective on the date (the "Fourth Amendment Effective Date") when (i) the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Lenders at the Notice Office and (ii) the Lenders shall have received a consent to the Credit Agreement which shall (x) permit the National Sale and (y) otherwise be in form and substance satisfactory to the Lenders.1

            10. In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Fourth Amendment Effective Date, after giving effect to this Amendment, and (ii) on the Fourth Amendment Effective Date, after giving effect to this Amendment, all representations and warranties contained in the Loan Agreement and in the other Loan Documents are true and correct in all material respects (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be true and correct in all material respects only as of such specified date).

            11. From and after the Fourth Amendment Effective Date, all references in the Loan Agreement and each of the Loan Documents to the Loan Agreement shall be deemed to be references to the Loan Agreement as modified hereby.


                                            * * *








-------------------

1 Paribas to confirm that amendment to Credit Agreement was received by April 7, 2001 on the basis contemplated by the Third Amendment.

            IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                               CD&L, INC.



                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:



                               PARIBAS CAPITAL FUNDING LLC



                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                               EXETER VENTURE LENDERS L.P.

                               By:  Exeter Venture Advisors, Inc., as its
                                     general partner

                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:



                               EXETER CAPITAL PARTNERS IV, L.P.

                               By:  Exeter IV Advisors, L.P., as its general
                                     partner

                               By:  Exeter IV Advisors, Inc. as its general
                                     partner



                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title: